SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. _____)

Filed by the Registrant     /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/_/   Preliminary Proxy Statement            /_/  Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         PAX WORLD HIGH YIELD FUND, INC.
                (Name of Registrant as Specified In Its Charter)

         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required

     /_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               --------------------------------------------------------------


          (2)  Aggregate number of securities to which transaction applies:

               --------------------------------------------------------------


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

               --------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

               --------------------------------------------------------------


          (5)  Total fee paid:

               --------------------------------------------------------------


     /_/  Fee paid previously with preliminary materials:

     /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

               --------------------------------------------------------------


          (2)  Form, Schedule or Registration no.:

               --------------------------------------------------------------


          (3)  Filing party:

               --------------------------------------------------------------


          (4)  Date filed:

               --------------------------------------------------------------

                        [Pax World High Yield Fund Logo]



                         PAX WORLD HIGH YIELD FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 14, 2001

                                TABLE OF CONTENTS


                                                                            Page

President's Letter..........................................................   3
Notice of Annual Meeting....................................................   4
Proxy Statement.............................................................   5
Proposal 1 - To Elect a Board of Six Directors..............................   6
Proposal 2 - To Ratify the Selection of Pannell Kerr Forster PC
             as Independent Public Accountants of the Fund..................  11
Other Business..............................................................  11
Expenses of Proxy Solicitation..............................................  11
Security Ownership of Certain Beneficial Owners and Management..............  12
Additional Information......................................................  12

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

To the Pax World High Yield Fund Shareholders:

     As an investor in the Pax World High Yield Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 12:00 p.m. on Thursday, June 14, 2001 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of six Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2001 and (iii) to transact such other business as may properly come before the Meeting.

     In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

     Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                      Sincerely,

                                                      /s/ Thomas W. Grant

                                                      THOMAS W. GRANT
                                                      President

April 19, 2001
Portsmouth, NH

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 14, 2001

     Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World High Yield Fund, Inc. (the "Fund") will be held at 12:00 p.m. on Thursday, June 14, 2001 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

     (1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

     (2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2001; and

     (3) To transact such other business as may properly come before such Meeting or any adjournment thereof.

     The close of business on April 18, 2001 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                    By Order of the Board of Directors

                                    /s/ Lee D. Unterman

                                    LEE D. UNTERMAN
                                    Secretary

April 19, 2001
Portsmouth, NH

            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World High Yield Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 12:00 p.m. on Thursday, June 14, 2001 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

     Shareholders of record at the close of business on April 18, 2001, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 1,379,196.949 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET IN ORDER TO INSURE A QUORUM AT THE MEETING.

     Representatives of Pannell Kerr Forster PC, the Fund's independent public accountants, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2 and 3 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2 and 3. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the Meeting of Shareholders on June 14, 2001 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting.

     This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year which ended December 31, 2000 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxfund.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

     As of the record date, no Shareholder, to the knowledge of the Fund, except for (i) Waverly Corp., and (ii) Pax World Management Corp., the Fund's adviser, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

     IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.


PROPOSAL 1 -- TO ELECT A BOARD OF SIX DIRECTORS

     The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at six. It is intended that the accompanying proxy will be voted for the election as Directors of the six nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those six nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

     All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

                                                                   APPROXIMATE
                                                                   FUND SHARES
                                                                       OWNED
                                                                   BENEFICIALLY
                                                                    AND/OR OF
    NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION        DIRECTOR     RECORD ON
                                                        SINCE     APRIL 18, 2001
--------------------------------------------------------------------------------

Carl H. Doerge, Jr., age 62, 867 Remsen Lane,            1999         2,889
Oyster Bay, NY 11771, has been a private investor since 1995. Prior to that, Mr. Doerge was an Executive Vice President and Managing Director of
Smith Barney for approximately twenty-four years.
Mr. Doerge is also a member of the Board of Directors of Pax World Balanced Fund, Inc.
(1998-present) and Pax World Growth Fund, Inc.
(1997-present).

*Thomas W. Grant, age 59, 14 Wall Street, New            1999           0
York, NY 10005, is the President of the Fund
(1999-present), the Vice Chairman of the Board and President of Pax World Balanced Fund, Inc.
(1996-present), the President of Pax World Growth
Fund, Inc. (1997-present), the President of Pax
World Money Market Fund, Inc. (1998-present), the
President of Pax World Management Corp., the
Fund's adviser (the "Adviser") (1996-present), and the President of H. G. Wellington & Co., Inc.
(1991-present). Mr. Grant has been associated with
H. G. Wellington & Co., Inc. since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North Carolina (BA).
Mr. Grant is also a member of the Board of Directors of Pax World Balanced Fund, Inc.
(1996-present) and Pax World Growth Fund, Inc.
(1997-present).

John L. Kidde, age 66, c/o KDM Development                1999         1,811
Corporation, Suite 5-D, 209 Cooper Avenue, Upper
Montclair, NJ 07043, is the President of KDM
Development Corporation and has been associated with that company since 1988. Mr. Kidde is also a member of the Board of Directors of Pax World
Balanced Fund, Inc. (2001-present) and Pax World
Growth Fund, Inc. (1997-present).

James M. Large, Jr., age 69, c/o Dime Bancorp,            1999           0
Inc., 589 Fifth Avenue, New York, NY 10017, is the
Chairman Emeritus of Dime Bancorp, Inc. Mr. Large was the Chairman of Dime Bancorp, Inc. from 1997 to 1998, the Chairman and Chief Executive Officer of Dime Bancorp, Inc. from 1995 to 1996, and the Chairman and Chief Executive Officer of Anchor
Savings Bank / Anchor Bancorp from 1989 to 1995.

*+Laurence A. Shadek, age 51, 14 Wall Street, New         1999         588,106#
York, NY 10005, is the Chairman of the Board of the Fund (1999-present), the Chairman of the Board of Pax World Balanced Fund, Inc. (1996-present), the Chairman of the Board of Pax World Growth
Fund, Inc. (1997-present), an Executive Vice
President of Pax World Money Market Fund, Inc.
(1998-present), the Chairman of the Board of the Adviser (1996-present), and an Executive
Vice-President of H. G. Wellington & Co., Inc.
(1986-present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 26.67% interest in H. G. Wellington & Co.,
Inc. Mr. Shadek has been associated with H. G.
Wellington & Co., Inc. since March 1986 and was previously associated with Stillman, Maynard &
Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and New York
University, School of Graduate Business
Administration (MBA). Mr. Shadek is also a member of the Board of Directors of Pax World Balanced
Fund, Inc. (1996-present) and Pax World Growth
Fund, Inc. (1997-present).

Esther J. Walls, M.L.S., age 74, Apartment 29-J,          1999           0
160 West End Avenue, New York, NY 10023, was
Associate Director of Libraries, State University of New York, Stoney Brook, Long Island, NY, which position she held from 1974 to 1990. Ms. Walls is also a member of the Board of Directors of Pax
World Balanced Fund, Inc. (1981-present).

* "Interested person", as defined by the Investment Company Act of 1940, as amended.

+  "Controlling person" of the Adviser.

# Includes shares of the Fund owned of record by the Adviser and H. G. Wellington & Co., Inc.

     The Fund currently pays each unaffiliated Director a fee of $1,000.00, and each affiliated Director a fee of $300.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., the Fund and Pax World Money Market Fund, Inc. in 2000 and travel expenses reimbursed by Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., the Fund and Pax World Money Market Fund, Inc. in 2000 to members of the Board of Directors are as follows:

                                  PAX WORLD BALANCED    PAX WORLD GROWTH      PAX WORLD HIGH      PAX WORLD MONEY
                                      FUND, INC.           FUND, INC.        YIELD FUND, INC.    MARKET FUND, INC.
Mr. Carl H. Doerge, Jr.                $8,215.53            $5,160.35           $3,000.00         Not Applicable

Mr. Thomas W. Grant                    $4,880.98            $1,717.05           $1,200.00         Not Applicable

Mr. John L. Kidde                       $0.00*              $5,217.06           $4,000.00         Not Applicable

Mr. James M. Large, Jr.             Not Applicable       Not Applicable         $4,000.00         Not Applicable

Mr. Laurence A. Shadek                 $4,880.98            $1,717.05           $1,200.00         Not Applicable

Ms. Esther J. Walls                    $7,407.12         Not Applicable         $4,004.50         Not Applicable

* Mr. John L. Kidde was elected to the Board of Directors of Pax World Balanced Fund, Inc. on April 1, 2001 to fill the vacancy created by the death of Mr.
   C. Lloyd Bailey.

     Substantially all of the issued and outstanding shares of capital stock of Pax World Management Corp., the Fund's adviser (the "Adviser"), are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H. G. Wellington & Co., Inc., a brokerage firm that the Fund may utilize to execute security transactions ("H. G. Wellington"). Brokerage commissions paid by the Fund to H. G. Wellington during the period October 13, 1999 (the date investment operations commenced) to December 31, 1999 and during the year 2000 totaled $1,044 and $4,374, respectively (11.1% and 7.0% of total commissions for the period and year, respectively). Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

     The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2000. The Board has an Audit Committee consisting of Mr. Carl H. Doerge, Jr. and an Investment Committee consisting of Messrs. Laurence A. Shadek and Thomas W. Grant and Ms. Diane Keefe (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has the responsibility of overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held one
(1) meeting during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee upon which they served, except that Carl H. Doerge, Jr. was unable to attend the August 10, 2000 meeting of the Board of Directors.

     Along with those Directors and Officers mentioned above, the following are Officers of the Fund.


      NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                 POSITION

Anita D. Green, age 36, c/o Pax World Management Corp.,     Assistant Treasurer
222 State Street, Portsmouth, NH 03801-3853, serves as      (since 1999)
the Director of Social Research and Corporate
Activities for the Pax World Fund Family and Pax World
Management Corp. (2000-present) and was the Manager-Shareholder Services for the Pax World Fund
Family and Pax World Management Corp. (1990-2000). Ms.
Green is also Co-Treasurer of Pax World Management
Corp. (1998-present) and Pax World Balanced Fund, Inc.
(1998-present) and Assistant Treasurer of Pax World
Growth Fund, Inc. (1997-present) and the Fund
(1999-present).


Michelle L. Guilmette, age 27, c/o Pax World Management      Assistant Secretary
Corp., 222 State Street, Portsmouth, NH 03801-3853,          (since 2000
serves as the Dealer Representative for the Pax World
Fund Family and Pax World Management Corp.
(1999-present) and was a Shareholder Services
Representative for the Pax World Fund Family and Pax
World Management Corp. (1992-1999). Ms. Guilmette is also Assistant Treasurer (1997-present) and Assistant
Secretary (1999-present) of Pax World Balanced Fund,
Inc. and Assistant Secretary of Pax World Growth Fund,
Inc. (1999-present) and the Fund (2000-present).



*James M. Shadek, age 48, 14 Wall Street, New York, NY       Treasurer
10005, serves as an Account Executive at H.G.                (since 1999)
Wellington & Co., Inc. (1986-present) and Senior Vice
President for Social Research at Pax World Management
Corp. (1996-present). Mr. Shadek is also Treasurer of
Pax World Growth Fund, Inc. (1997-present) and the Fund
(1999-present).


Janet Lawton Spates, age 31, c/o Pax World Management        Assistant Treasurer
Corp., 222 State Street, Portsmouth, NH 03801-3853,          (since 1999)
serves as Operations Manager for the Pax World Fund
Family and Pax World Management Corp. (1992-present).
Ms. Spates is also Co-Treasurer of Pax World Management
Corp. (1998-present) and Pax World Balanced Fund, Inc.
(1998-present) and Assistant Treasurer of Pax World
Growth Fund, Inc. (1997-present) and the Fund
(1999-present).

      NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                 POSITION

Lee D. Unterman, age 50, c/o Kurzman Karelsen & Frank,       Secretary
LLP, 230 Park Avenue, New York, NY 10169, serves as          (since 1999)
Secretary to the Pax World Balanced Fund, Inc.
(1997-present), Pax World Growth Fund, Inc.
(1997-present) and the Fund (1999-present). Mr.
Unterman is a Partner with the law firm of Kurzman
Karelsen & Frank, LLP (2000-present) and was a Partner with the law firms of Bresler Goodman & Unterman, LLP, New York, NY (1997-2000) and Broudy & Jacobson, New
York, NY (1988-1997).


*Designates an "Interested" officer or director, as defined in the Investment Company Act of 1940, as amended, by reason of his or her affiliation with the Adviser.


PROPOSAL 2 -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER PC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

     The Board of Directors has unanimously approved the selection of Pannell Kerr Forster PC ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 2001 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had since the inception of the Fund, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.


                                 OTHER BUSINESS

     The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.


                         EXPENSES OF PROXY SOLICITATION

     The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



                   NAME AND ADDRESS          AMOUNT AND NATURE OF      PERCENT
TITLE OF CLASS    OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      OF CLASS
-------------------------------------------------------------------------------

Common Stock     Waverly Corp.               115,500 shares of the      8.37%
                 c/o Morris McVeigh, Esq.    Common Stock of the Fund
                 767 3rd Avenue
                 New York, NY 10017

Common Stock     Pax World Management Corp.  532,541 shares of the      38.61%
                 222 State Street            Common Stock of the Fund
                 Portsmouth, NH  03801


                             ADDITIONAL INFORMATION

     The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                             This page intentionally
                                   left blank.

PROXY                                                                      PROXY

                         PAX WORLD HIGH YIELD FUND, INC.
                                 C/O PFPC, INC.
                                  P.O. BOX 9426
                              WILMINGTON, DE 19899

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 14, 2001


     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD HIGH YIELD FUND, INC.

     The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Pax World High Yield Fund, Inc. held on record by the undersigned on April 18, 2001, at the annual meeting of shareholders to be held on Thursday, June 14, 2001 or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: HTTPS://vote.proxy-direct.com
                        VOTE BY TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER: 999 9999 9999 999

                                   NOTE: Please sign exactly as name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                                   ---------------------------------------------
                                                    Signature

                                   ---------------------------------------------
                                        Signature of joint owner, if any

                                                                          , 2001
                                   ---------------------------------------
                                                      Date


      PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
          ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                         PAX WORLD HIGH YIELD FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 14, 2001

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 AND 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.


                                    PROPOSALS

     1.   To elect the following six nominees as Directors of the Fund:

          01  Carl H. Doerge, Jr.   02  Thomas W. Grant       03  John L. Kidde
          04  James M. Large, Jr.   05  Laurence A. Shadek    06 Esther J. Walls

                    [ ]  FOR ALL

                    [ ]  WITHHOLD ALL

                    [ ]  FOR ALL EXCEPT:

                    To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line below:

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     2.   To ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund.

                    [ ] FOR        [ ] AGAINST     [ ] ABSTAIN


     3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                    [ ] FOR        [ ] AGAINST     [ ] ABSTAIN


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

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                          YOUR PROXY VOTE IS IMPORTANT!

        AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize Fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

     1.   Read your proxy statement and have it at hand.

     2. Call toll-free 1-800-597-7836 or go to website https://vote.proxy-direct.com.

     3.   Enter your 14 digit CONTROL NUMBER from your Proxy Card.

     4.   Follow the recorded or on-screen directions.

     5. Do NOT mail your Proxy Card when you vote by telephone or on the Internet.

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                                I M P O R T A N T

                      PLEASE SEND IN YOUR PROXY .... TODAY!

You are urged to date and sign the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to stockholders who have not responded.

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